Exhibit 10
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                                 SUSSEX BANCORP

                           2004 EQUITY INCENTIVE PLAN
                           --------------------------



1.   Purpose
     -------

     The purpose of this 2004 Equity Incentive Plan (the "Plan") of Sussex Bancorp, a New Jersey corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code") and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the "Board").

2.   Eligibility
     -----------

     All of the Company's employees, officers, directors, consultants and advisors are eligible to be granted options or restricted stock awards (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant".

3.   Administration
     --------------

     The Plan will be administered by the Board. The Board shall have authority to grant Awards, set the terms of such Awards (subject to the terms and conditions of this Plan) and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

4.   Stock Available for Awards
     --------------------------

     Subject to adjustment under Section 7, Awards may be made under the Plan for up to 200,000 shares of common stock, without par value, of the Company (the "Common Stock"). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

5.   Stock Options
     -------------

     (a) General. The Board may grant options to purchase Common Stock (each, an "Option") and, subject to the terms hereof, determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including any vesting period and any conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

     (b) Incentive Stock Options. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option.

     (c) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement; provided, however that the exercise price for an Incentive Stock Option shall be 100% of the "fair market value" of the Common Stock on the date of grant. The exercise price of any Incentive Stock Option granted to a person owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company ("Ten Percent Shareholder") shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of the grant. The exercise price for any Non-Statutory Stock Option shall be determined in good faith by the Board. For purposes hereof, Fair Market Value shall mean the fair market value of the Common Stock as determined by Board from time to time in good faith. As long as the stock is traded on the American Stock Exchange, the Fair Market Value shall be the closing price on the last trading day prior to the date of determination as reported by the Exchange

     (d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions (including any vesting requirements) as the Board may specify in the applicable option agreement provided, however, that no Option will be granted for a term in excess of 10 years and provided further that no Incentive Stock Option granted to a Ten Percent Shareholder may have a term greater than five (5) years.

     (e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

     (f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

               (1)  in cash or by check, payable to the order of the Company;

               (2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

               (3) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by delivery of shares of Common Stock owned by the Participant valued at their Fair Market Value, provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock, if acquired directly from the Company was owned by the Participant at least six months prior to such delivery;

               (4) to the extent permitted by applicable law and by the Board, in its sole discretion by such other lawful consideration as the Board may determine;

               (5) or by any combination of the above permitted forms of payment.

     (g) Substitute  Options. In connection with a merger or consolidation of an
         -------------------
entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

     (h) Limitations on Incentive Stock Options. The aggregate Fair Market Value
         --------------------------------------
(determined as of the time an Option is granted) of stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company) shall not exceed one hundred thousand dollars ($100,000). If the Fair Market Value of stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Options for the first $100,000 worth of stock to become exercisable in such year shall be Incentive Stock Options and the Options for the amount in excess of $100,000 that become exercisable in that year shall be Non-Statutory Options. In the event that the Code or the regulations promulgated thereunder are amended after the effective date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, such different limit shall be incorporated herein and shall apply to any Options granted after the effective date of such amendment.

     (i) Transferability of Options.  Incentive Stock Options granted under this
         --------------------------
Plan, and any interest therein, shall not be transferable or assignable by the Participant, and may not be made subject to any execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant or any permitted transferee. Non-Statutory Options granted under this Plan shall also generally not be transferable or assignable, provided, however, that any Non-Statutory Option granted hereunder may be transferred by a Participant to members of the Participant's immediate family, or to any trust or benefit plan established for the benefit of such Participant or immediate family member, or pursuant to the laws of descent and distribution.

6.   Restricted Stock
     ----------------

     (a) Grants.  The Board may grant  Awards  entitling  recipients  to acquire
         ------
shares of Common Stock, subject to the right of the Company to require forfeiture of such shares from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award"). During the Restricted Period, shares constituting a Restricted Stock Award may not be transferred, although a Participant shall be entitled to exercise other indicia of ownership, including the right to vote such shares and receive any dividends declared on such shares.

     (b)  Terms  and  Conditions.  The  Board  shall  determine  the  terms  and
          ----------------------
conditions of any such Restricted Stock Award, including the conditions for forfeiture.

     (c) Stock  Certificates.  The Company may cause shares  issues as part of a
         -------------------
Restricted Stock Award to be issued in either book entry form of certificated form. Shares issued in book entry form will be maintained in an account at the Company's transfer agent, and only released to a Participant upon satisfaction of any required restrictions. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.   Adjustments for Changes in Common Stock and Certain Other Events
     ----------------------------------------------------------------

     (a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, and (ii) the number and class of securities and exercise price per share subject to each outstanding Option shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 7(a) applies and Section 7(c) also applies to any event, Section 7(c) shall be applicable to such event, and this Section 7(a) shall not be applicable.

     (b) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award granted under the Plan at the time of the grant.

     (c) Change in Control Event
         -----------------------

          (1)  Definitions
               -----------

                    A "Change in Control Event" shall mean:

               a. a reorganization, merger, consolidation or sale of all or substantially all of the assets of the Company, or a similar transaction in which shareholders owning a majority of the voting securities of the Company prior to such transaction fail to own a majority of the voting securities of the Company after such transaction;

               b. individuals who constitute the Incumbent Board (as herein defined) of the Company cease for any reason to constitute a majority thereof;

               c. an event of a nature that would be required to be reported in response to Item I of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; or

               d. Without limitation, a Change in Control shall be deemed to have occurred at such time as (i) any "person" (as the term is used in Section 13(d) and 14(d) of the Exchange Act) other than the Company or the trustees or any administration of any employee stock ownership plan and trust, or any other employee benefit plans, established by Employer from time-to-time is or becomes a "beneficial owner" (as defined in Rule 13-d under the Exchange Act) directly or indirectly, of securities of the Company representing 25% or more of the Company's outstanding securities ordinarily having the right to vote at the election of directors; or

               e. A proxy statement soliciting proxies from stockholders of the Company is disseminated by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged or converted into cash or property or securities not issued by the Company, and such transaction is approved by a majority of the Company's voting securities;

               f.   A  tender  offer  is made  for  25% or  more  of the  voting securities of the Company and the shareholder owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender and such tendered shares have been accepted by the tender offeror.

     For these purposes, "Incumbent Board" means the Board of Directors on the date hereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a voting of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by members or stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be considered as though he were a member of the Incumbent Board.


     (2)  Effect on Options
          -----------------

          In the event of a consolidation, reorganization, merger or sale of all or substantially all of the assets of the Company, in each case in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board shall provide for any one or more of the following actions, as to outstanding Options: (i) provide that such Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) in the event of a merger under the terms of which holders of the Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the Participants equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Stock Options in exchange for the termination of such Stock Options, and (iii) provide that all or any outstanding Stock Options shall become exercisable in full immediately prior to such event.

     (3)  Effect on Restricted Stock Awards
          ---------------------------------

               (a) Upon the occurrence of a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, the vesting schedule of all Restricted Stock Awards shall be accelerated so all shares still subject to conditions or restrictions shall immediately become free from such conditions or restrictions.

     (d)  Documentation.  Each Award shall be evidenced  in such form  (written,
          -------------
electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

     (e) Board Discretion.  Except as otherwise provided by the Plan, each Award
         ----------------
may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

     (f) Termination of Status. The Board shall determine the effect on an Award
         ---------------------
of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award. Such determination shall be reflected in the grant agreement evidencing each such Award.

     (g)  Withholding.  Each  Participant  shall  pay to the  Company,  or  make
          -----------
provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value;
provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

     (h)  Amendment  of Award.  The Board may  amend,  modify or  terminate  any
          -------------------
outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     (i)  Conditions on Delivery of Stock.  The Company will not be obligated to
          -------------------------------
deliver  any  shares  of  Common  Stock  pursuant  to  the  Plan  or  to  remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

     (j)  Acceleration.  The Board may at any time  provide that any Award shall
          ------------
become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

     (k) Miscellaneous.  No Right To Employment or Other Status. No person shall
         -------------
have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

     (l) No Rights As  Stockholder.  Subject to the provisions of the applicable
         -------------------------
Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Option until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

     (m) Effective Date and Term of Plan. The Plan shall become effective on the
         -------------------------------
date on which it is approved by the Company's stockholders, although Awards may be made by the Board subject to such approval. No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

     (n) Amendment of Plan.  The Board may amend,  suspend or terminate the Plan
         -----------------
or any portion thereof at any time.

     (o) Governing Law. The provisions of the Plan and all Awards made hereunder
         -------------
shall be governed by and interpreted in accordance with the laws of the State of New Jersey, without regard to any applicable conflicts of law.